UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 15, 2006

                            CB FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission file number: 000-51351

          NORTH CAROLINA                            20-2928613
     (State of incorporation)          (I.R.S. Employer Identification No.)

                             3710 NASH STREET NORTH
                        POST OFFICE BOX 8189 (ZIP 27893)
                        WILSON, NORTH CAROLINA 27896-1120
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (252) 243-5588
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            CB FINANCIAL CORPORATION
                            ------------------------

                                      INDEX
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                                                                         Page
                                                                         ----

Item 2.02 -       Results of Operations and Financial Condition           3

Item 9.01 -       Financial Statements and Exhibits                       3

Signatures                                                                4

Exhibit Index                                                             5

Exhibit 99.1      Press Release dated August 15, 2006                     6

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On August 15, 2006, the Board of Directors of CB Financial Corporation ("Company") announced earnings for the quarter ended June 30, 2006. A copy of the press release of the Company is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      This exhibit is being provided solely for the purpose of providing disclosure pursuant to Item 2.02, Results of Operations and Financial Condition.

      (99.1) Press Release of CB Financial Corporation, dated August 15, 2006.


DISCLOSURES ABOUT FORWARD LOOKING STATEMENTS

      The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as "expects," "anticipates," "believes," "estimates," "plans," "projects," or other statements concerning opinions or judgments of the Company and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Company's or its subsidiary's customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel, or general conditions.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CB FINANCIAL CORPORATION


Date: August 15, 2006                       By: /s/ Norman B. Osborn
                                                --------------------
                                            Norman B. Osborn
                                            President and CEO

                                  EXHIBIT INDEX
                                  -------------

       Exhibit No.          Description
       -----------          -----------

          99.1              Press Release of the Company, dated August 15, 2006





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